FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report: April 14, 2008

(Date of earliest event reported)
NISSAN AUTO LEASE TRUST 2008-A
(Issuing Entity with respect to the Notes)

(Exact name of registrant as specified in its charter)
NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)

(Exact name of registrant as specified in its charter)
NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-147542	Nissan Auto Lease Trust 2008-A
	333-147542-01	51-6597303
	333-147542-02	Nissan Auto Leasing LLC II 95-4885574
Nissan-Infiniti LT 33-6226449
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)
333 COMMERCE STREET
NASHVILLE, TENNESSEE 37201-1800

(Address of principal executive offices of Nissan Auto Lease Trust 2008-A, Nissan Auto Leasing LLC II, and Nissan-Infiniti LT)
Registrants’ telephone number, including area code: (615) 625-1224
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K for the Underwriting Agreement

ITEM 1.01. Entry into a Material Definitive Agreement
     On April 16, 2008, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Merrill, Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2008-A in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3a and Class A-3b (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $475,100,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1, as amended (File Nos. 333-147542 and 333-147542-01). It is anticipated that the Notes will be issued on or about April 23, 2008 (the “Closing Date”).
     NILT Inc. (defined below) will create a special unit of beneficial interest (the “2008-A SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “NILT, Inc.”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association, as trust agent, as it will be supplemented on the Closing Date by a 2008-A SUBI Supplement (the “2008-A SUBI Supplement”). In connection with the creation of the 2008-A SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2008-A SUBI (the “2008-A SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2008-A SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2008-A SUBI Certificate to Nissan Auto Lease Trust 2008-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Trust, as transferee.
     Attached as Exhibit 1.1 is the Underwriting Agreement.
ITEM 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 16, 2008, by and among NALL II, NMAC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.
Form 8-K for the Underwriting Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Date: April 18, 2008

NISSAN AUTO LEASE TRUST 2008-A

By:	Nissan Auto Leasing LLC II, solely as
originator of Nissan Auto Lease Trust 2008-A

	By:	/s/ Rakesh Kochhar Name: Rakesh Kochhar Title: Treasurer

NISSAN AUTO LEASING LLC II

By:	/s/ Rakesh Kochhar Name: Rakesh Kochhar Title: Treasurer

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely
as originator of Nissan-Infiniti LT

	By:	/s/ Rakesh Kochhar Name: Rakesh Kochhar Title: Treasurer
Form 8-K for the Underwriting Agreement

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated April 16, 2008, by and among NALL II, NMAC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.
Form 8-K for the Underwriting Agreement